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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported) May 2, 2001





                                IntelliCorp, Inc.
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             (Exact name of registrant as specified in its charter)

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
                    Delaware                                000-13022                          94-2756073
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
(State or other jurisdiction of incorporation)       (Commission File No.)        (I.R.S. Employer Identification No.)


                            1975 El Camino Real West
                         Mountain View, California 94040
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (650) 965-5500

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ITEM 5. OTHER EVENTS


     On   May 2, 2001, IntelliCorp, Inc. (the "Company") issued a press release announcing that the Company's Board of Directors (the "Board") has appointed Ray Moreau, the Company's current President and Chief Operating Officer, to be the Company's Chief Executive Officer and to serve as a member of the Board. The Company also announced that Ken Haas, the Company's current Chief Executive Officer, has been elected Vice-Chairman of the Board and that Norman J. Wechsler has been elected Chairman of the Board. The Company's press release dated May 2, 2001 is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


     (C)  EXHIBITS.

          99.1 Press Release issued by the Company on May 2, 2001.




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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                            INTELLICORP, INC.


                                            By: /s/ Jerome F. Klajbor
                                                ------------------------
                                                Jerome F. Klajbor
                                                Chief Financial Officer


Date:  May 2, 2001

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                                  EXHIBIT INDEX


          99.1 Press Release issued by the Company on May 2, 2001.


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